MEZZANINE HAZARDOUS MATERIALS INDEMNITY AGREEMENT

THIS MEZZANINE HAZARDOUS MATERIALS INDEMNITY AGREEMENT (“Indemnity”) is given as of July 24, 2026, by BLOCK 40 HOLDCO LLC, a Delaware limited liability company (“Borrower”), and STEWARDS, INC., a Nevada corporation, SHAUN A. QUIN, an individual, GLEN STEWARD, an individual, CHARLES R. ABELE, an individual, and PETER J. JAGO, an individual (individually and collectively, as context may require, “Guarantor”, and together with Borrower, individually and collectively, “Indemnitor”), to 1818 MEZZ LENDER LLC, a Delaware limited liability company (together with its successors and/or assigns, “Lender”).

RECITALS

A.                Pursuant to the terms of that certain Mezzanine Loan Agreement of even date herewith by and between Borrower and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), Lender has agreed to loan to Borrower the principal sum of up to $10,000,000 (“Loan”) for the purposes specified in the Loan Agreement.

B.                 The Loan Agreement provides that the Loan is evidenced by that certain Mezzanine Promissory Note of even date herewith executed by Borrower payable to the order of Lender in the principal amount of up to $10,000,000.00 (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note”). The Loan is further evidenced and secured by certain other documents described in the Loan Agreement as Loan Documents.

C.                 The Note is secured by, among other things, the Pledge and Security Agreement. The Pledge and Security Agreement encumbers Borrower’s equity interests in BLOCK 40 PROPERTY LLC, a Delaware limited liability company (“Mortgage Borrower”), which owns the real property and any and all Improvements thereon described on Exhibit A attached hereto and incorporated herein by this reference (the “Property”). Any Property encumbered by the Security Instrument on and after the date hereof shall automatically be included in the term “Property” without the necessity of any further agreement or amendments.

D.                Guarantor retains a direct or indirect ownership interest in the Borrower and the Property and will benefit from the Loan to be made by Lender to Borrower and is on even date herewith executing the Guaranty (as defined in the Loan Agreement).

E.                 The Loan Agreement, the Pledge and Security Agreement, the Note, the Guaranty, and those other documents described in the Loan Agreement as Loan Documents, together with all modifications, extensions, renewals and amendments thereto, are collectively referred to hereinafter as the “Loan Documents”.

F.                  Indemnitor is entering into this Indemnity to induce Lender to make the Loan.

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AGREEMENT

NOW, THEREFORE, in consideration of Lender contemporaneously herewith making the Loan as requested by Borrower, and for other good and valuable consideration, the receipt of which is hereby acknowledged, subject to the terms hereof, Indemnitor agrees, to the extent permitted by law, as follows:

1.                  HAZARDOUS MATERIALS.

1.1              Representations And Warranties. Indemnitor hereby represents and warrants, except as expressly disclosed in the Environmental Report, to the best of each such Indemnitor’s knowledge, as follows:

(a)               Hazardous Materials. The Property is not and, to Indemnitor’s actual knowledge, has not been a site for the use, generation, manufacture, storage, treatment, release, threatened release, discharge, disposal, transportation or presence of any oil, flammable explosives, asbestos, urea formaldehyde insulation, mold, toxic mold, radioactive materials, hazardous wastes, toxic or contaminated substances or similar materials, including, without limitation, any substances which are “hazardous substances,” “hazardous wastes,” “hazardous materials,” “toxic substances,” “wastes,” “regulated substances,” “industrial solid wastes,” or “pollutants or contaminants” under the Hazardous Materials Laws, as described below, and/or other applicable environmental laws, ordinances and regulations (collectively, “Hazardous Materials”). “Hazardous Materials” shall not include materials customarily present or used in the ordinary course of ownership or operation of the Property which are used and stored in accordance with all applicable Hazardous Materials Laws (as defined below).

(b)               Hazardous Materials Laws. Indemnitor has no actual knowledge that the Property and the Improvements are not in compliance with all laws, ordinances and regulations relating to Hazardous Materials (collectively, the “Hazardous Materials Laws”), including, without limitation: the Clean Air Act, as amended, 42 U.S.C. Section 7401 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1251 et seq.; the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. Section 6901 et seq.; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (including the Superfund Amendments and Reauthorization Act of 1986, “CERCLA”), 42 U.S.C. Section 9601 et seq.; the Toxic Substances Control Act, as amended, 15 U.S.C. Section 2601 et seq.; the Hazardous Materials Transportation Act, as amended 49 U.S.C. Section 1801 et seq.; the Atomic Energy Act, as amended, 42 U.S.C. Section 2011 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, as amended, 7 U.S.C. Section 136 et seq.; the Occupational Safety and Health Act, as amended, 29 U.S.C. Section 651, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Mine Safety and Health Act of 1977, as amended, 30 U.S.C. Section 801 et seq.; the Safe Drinking Water Act, as amended, 42 U.S.C. Section 300f et seq.; each as now and hereafter amended, and the regulations thereunder, and any other applicable local, state and/or federal laws or regulations that govern (i) the existence, cleanup and/or remedy of contamination of Hazardous Materials on the Property; (ii) the protection of the environment from released, spilled, deposited or otherwise emplaced contamination of Hazardous Materials; (iii) the control of Hazardous Materials; or (iv) the use, generation, transport, treatment, removal or recovery of Hazardous Materials, including any and all building materials.

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(c)               Hazardous Materials Claims. There are no claims, actions, proceedings or investigations (“Hazardous Materials Claims”) for which Indemnitor has received written notice or, to Indemnitor’s actual knowledge, pending against Indemnitor or the Property by any Governmental Authority or by any other Person relating to Hazardous Materials or pursuant to the Hazardous Materials Laws.

1.2              Hazardous Materials Covenants. Indemnitor agrees as follows:

(a)               No Hazardous Activities. Indemnitor (i) shall not cause or permit the Property to be used as a site for the use, generation, manufacture, storage, treatment, release, discharge, disposal or transportation of any Hazardous Materials and (ii) shall not permit the presence of any Hazardous Materials on the Property in violation of Hazardous Materials Laws.

(b)               Compliance. Borrower shall cause Mortgage Borrower to comply in all material respects, and use commercially reasonable efforts to cause the Property to comply in all material respects, with all Hazardous Materials Laws.

(c)               Notices. Indemnitor shall promptly notify Lender in writing of: (1) Indemnitor’s discovery of any Hazardous Materials on, under or about the Property in violation of Hazardous Materials Laws; (2) actual knowledge by Indemnitor that the Property does not comply with any Hazardous Materials Laws; (3) any Indemnitor’s actual knowledge of any Hazardous Materials Claims; and (4) Indemnitor’s actual knowledge of any occurrence or condition on any real property adjoining or in the vicinity of the Property that would reasonably be expected to cause the Property or any part thereof to violate Hazardous Materials Laws.

(d)               Remedial Action. In response to the presence of any Hazardous Materials on, under or about the Property, Indemnitor shall promptly take, or cause to be taken, at Indemnitor’s sole expense, all remedial action reasonably required by any Hazardous Materials Laws or any Governmental Authority.

1.3              Inspection By Lender. Upon no less than three (3) days’ prior notice to Borrower and subject to the rights of tenants, Lender and its employees and agents may from time to time (whether before or after the commencement of a foreclosure proceeding) enter and inspect the Property, during normal business hours, in a manner that does not unreasonably interfere with operation of the Property and subject to the rights of tenants, for the purpose of determining the existence, location, nature and magnitude of any past or present release or threatened release of any Hazardous Materials into, onto, beneath or from the Property.

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1.4              Hazardous Materials Indemnity. INDEMNITOR HEREBY AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS INDEMNITEES (AS DEFINED IN THE LOAN AGREEMENT) FOR, FROM AND AGAINST ANY AND ALL ACTUAL LOSSES, DAMAGES (BUT IN NO EVENT SPECIAL, CONSEQUENTIAL, OR PUNITIVE DAMAGES, UNLESS IMPOSED UPON AN INDEMNITEE BY A THIRD PARTY), LIABILITIES, CLAIMS, ACTIONS, JUDGMENTS, REASONABLE COURT COSTS AND LEGAL OR OTHER EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES AND EXPENSES) (COLLECTIVELY, “CLAIMS”) WHICH INDEMNITEES INCUR AS A CONSEQUENCE OF (A) THE USE, GENERATION, MANUFACTURE, STORAGE, TREATMENT, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL, TRANSPORTATION OR PRESENCE OF ANY HAZARDOUS MATERIALS WHICH ARE FOUND IN, ON, UNDER, ABOUT OR MIGRATING FROM THE PROPERTY; (B) ANY VIOLATION OR CLAIM OF VIOLATION OF ANY HAZARDOUS MATERIALS LAWS WITH RESPECT TO THE PROPERTY; (C) ANY CLAIM BY A THIRD PARTY AGAINST ONE OR MORE INDEMNITEES IN CONNECTION WITH ANY OF THE FOREGOING; OR (D) THE BREACH OF ANY COVENANTS (OR REPRESENTATIONS AND WARRANTIES) OF INDEMNITOR UNDER THIS INDEMNITY. SUCH INDEMNITY SHALL INCLUDE, WITHOUT LIMITATION: (i) THE COSTS OF ANY INVESTIGATION, REPAIR, CLEANUP OR DETOXIFICATION OF THE PROPERTY, OR THE REMOVAL OR REMEDIATION OF ANY HAZARDOUS MATERIALS (REGARDLESS OF THE MEDIUM) FROM THE PROPERTY, OR THE TAKING OF ANY EMERGENCY ACTION, EACH OF WHICH IS REQUIRED BY ANY GOVERNMENTAL AUTHORITY OR REQUIRED BY ANY HAZARDOUS MATERIALS LAWS; AND (ii) ALL COURT COSTS AND REASONABLE ATTORNEYS’ FEES AND EXPENSES PAID OR INCURRED BY ANY AND ALL INDEMNITEES. EACH INDEMNITEE SHALL HAVE THE RIGHT AT ANY TIME TO APPEAR IN, AND TO PARTICIPATE IN AS A PARTY IF IT SO ELECTS, AND BE REPRESENTED BY COUNSEL OF ITS OWN CHOICE IN, ANY ACTION OR PROCEEDING INITIATED IN CONNECTION WITH ANY HAZARDOUS MATERIALS LAWS THAT AFFECT THE PROPERTY; PROVIDED, HOWEVER, THAT INDEMNITOR SHALL REMAIN ENTITLED TO CONTROL THE DEFENSE UNLESS AND UNTIL LENDER IS ENTITLED TO ASSUME SUCH DEFENSE PURSUANT TO SECTION 2. NOTWITHSTANDING THE FOREGOING, THE REASONABLE FEES AND EXPENSES OF SUCH SEPARATE COUNSEL SHALL BE INCLUDED IN THE CLAIMS TO THE EXTENT ARISING AFTER LENDER BECOMES ENTITLED TO ASSUME THE DEFENSE PURSUANT TO SECTION 2 OR IF A CONFLICT OF INTEREST EXISTS THAT REASONABLY REQUIRES SEPARATE COUNSEL. INDEMNITOR SHALL PROMPTLY PAY TO THE APPLICABLE INDEMNITEES UPON FIVE (5) BUSINESS DAYS OF WRITTEN DEMAND ANY AMOUNTS OWING UNDER THIS INDEMNITY, TOGETHER WITH INTEREST FROM THE EXPIRATION OF SUCH FIVE (5) BUSINESS DAY PERIOD UNTIL PAID AT THE THEN APPLICABLE RATE OF INTEREST UNDER THE NOTE. NOTWITHSTANDING THE FOREGOING OR ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, INDEMNITOR SHALL NOT BE OBLIGATED TO INDEMNIFY, DEFEND OR HOLD HARMLESS ANY INDEMNITEE FOR, FROM OR AGAINST ANY CLAIM TO THE EXTENT ARISING OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY INDEMNITEE, OR (II) ARISING OUT OF ANY ENVIRONMENTAL CONDITION EXISTING AT THE PROPERTY PRIOR TO THE CLOSING OF THE LOAN AND SPECIFICALLY DISCLOSED TO LENDER IN THE ENVIRONMENTAL RPORT DELIVERED TO LENDER IN CONNECTION WITH THE CLOSING OF THE LOAN.

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1.5              Legal Effect. The term of the indemnity provided for in this Indemnity will commence on the Effective Date. Without in any way limiting the above, it is expressly understood that Indemnitor’s duty to defend and indemnify the Indemnitees hereunder shall survive: (1) any foreclosure under the Pledge and Security Agreement, or transfer of the Collateral in lieu thereof; (2) the cancellation of the Note and the release or partial release of the Pledge and Security Agreement; and (3) the satisfaction of all of Indemnitor’s obligations under the Loan Documents. Notwithstanding any provision contained herein to the contrary, the indemnification obligations of Indemnitor hereunder shall terminate three (3) years after payment in full of the Loan (except in connection with a foreclosure under the Pledge and Security Agreement), provided that each of the following clauses (i) and (ii) are satisfied at such time (or, if clauses (i) and (ii) are not both satisfied, three (3) years following such later date as clauses (i) and (ii) are both satisfied): (i) Indemnitor furnishes to Lender an updated environmental inspection report for the Property dated no more than ninety (90) days prior to the date the same is delivered to Lender and no earlier than ninety (90) days prior to the date that the Loan is paid in full, which report does not disclose any violation of applicable Hazardous Materials Laws in connection with the Property or presence of Hazardous Materials in, on, above or under the Property that have not been remediated in accordance with applicable Hazardous Materials Laws; and (ii) three (3) years after such repayment in full of the Loan there is no outstanding claim (in writing) for indemnification or outstanding request for defense by any Indemnitee.

1.6              Transfer Date. Notwithstanding anything in this Indemnity to the contrary, the indemnifications herein shall not apply to the initial introduction or release of Hazardous Materials on, at, about, or to the Property by anyone other than the Indemnitor from and after the earlier of (i) the date that Mortgage Lender, or its nominees and/or assigns, acquires title to the Property through Mortgage Lender’s exercise of its remedies under the Mortgage Loan Documents, whether by foreclosure, exercise of power of sale, acceptance of a deed-in-lieu of foreclosure or otherwise, or (ii) the date that Lender, or its nominees and/or assigns, acquires 100% of the Collateral as a result of the exercise of its rights under the terms and conditions of the Loan Documents (the “Transfer Date”).

2.                  SETTLEMENTS; CLAIMS; JUDGMENTS. If (i) Indemnitor is not performing its obligation to defend Indemnitees pursuant to and in accordance with Section 1.4 within ten (10) days after receipt of written demand from Lender to perform such obligations, or (ii) an Event of Default shall have occurred and be continuing, without the prior written consent of Indemnitor, Lender may settle or compromise any claim with respect to Hazardous Materials made against any Indemnitee and Lender may employ an attorney of Lender’s own selection to defend such Indemnitee. Indemnitor shall pay upon three (3) Business Days’ written demand all of Lender’s actual, out-of-pocket costs and reasonable expenses of such defense. In addition, and notwithstanding any other provision of this Indemnity, Indemnitor shall not, without the prior written consent of Lender: (a) settle or compromise any action, suit, proceeding, or claim in which any Indemnitee is named as a party or consent to the entry of any judgment in such a matter that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to the Indemnitee of a written release of the Indemnitee (in form, scope and substance reasonably satisfactory to Lender and the Indemnitee) from all liability in respect of such action, suit, or proceeding; or (b) settle or compromise any action, suit, proceeding, or claim in which an Indemnitee is named as a party in any manner that may materially and adversely affect Lender as determined by Lender in its sole discretion.

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3.                  INTEREST. Indemnitor shall pay Lender, within five (5) Business Days of written demand, interest, at the then applicable interest rate of the Note, on any costs or expenses incurred by Lender in the enforcement of this Indemnity or on any sums Lender is obligated to pay in respect to the matters with respect to which this Indemnity is given, from the date of Lender’s demand.

4.                  RIGHTS NOT EXCLUSIVE. The rights of Indemnitees under this Indemnity shall be in addition to any other rights and remedies of Lender against any Indemnitor under any other document or instrument now or hereafter executed by any Indemnitor, or at law or in equity (including, without limitation, any right of reimbursement or contribution pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., as heretofore or hereafter amended from time to time).

5.                  RIGHTS OF LENDER. Indemnitor authorizes Lender, without giving notice to Indemnitor or obtaining Indemnitor’s consent and without affecting the liability of Indemnitor, from time to time to assign this Indemnity in whole or in part.

6.                  INDEMNITOR’S WAIVERS. To the extent permitted by applicable law, Indemnitor waives any and all rights and defenses based upon or arising out of (a) any legal disability or other defense of Indemnitor, any other guarantor or other Person or by reason of the cessation or limitation of the liability of Indemnitor from any cause other than full payment of all sums payable under the Loan Documents; (b) any lack of authority of the officers, directors, partners, managers, members or agents acting or purporting to act on behalf of Indemnitor or any principal of Indemnitor, or any defect in the formation of Indemnitor or any principal of Indemnitor; (c) the application by Borrower of the proceeds of the Loan for purposes other than the purposes represented by Borrower to Lender or intended or understood by Lender or Indemnitor; (d) any act or omission by Lender which directly or indirectly results in, or contributes to, the release of Borrower or any other person or any collateral for any obligation to Lender in connection with the Loan; (e) the unenforceability or invalidity of any collateral assignment or guaranty with respect to any obligation to Lender in connection with the Loan, or the lack of perfection or continuing perfection or lack of priority of any lien which secures any obligation to Lender in connection with the Loan; (f) any failure of Lender to marshal assets in favor of Indemnitor or any other Person; (g) any modification of any obligation to Lender in connection with the Loan in accordance with the Loan Documents, including, without limitation, any renewal, extension, acceleration or increase in interest rate; (h) an election of remedies by Lender, even though that election of remedies (such as a non-judicial foreclosure, if available and/or permitted, with respect to security for a guaranteed obligation) has or may have destroyed Indemnitor’s rights of subrogation, reimbursement and contribution against the principal by the operation of applicable law or otherwise; (i) Lender’s failure to disclose to Indemnitor any information concerning Borrower’s financial condition or any other circumstances bearing on Borrower’s ability to pay and perform its obligations under the Note or any of the other Loan Documents, or upon the failure of any other principals of Borrower to guaranty the Loan; (j) any statute or rule of law which provides that the obligation of a surety or guarantor must be neither larger in amount nor in any other respects more burdensome than that of a principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation; (k) any failure of Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person; (l) Lender’s election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute; (m) any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code; (n) any right of subrogation, reimbursement, indemnification and contribution, any right to enforce any remedy which Lender may have against Borrower and any right to participate in, or benefit from, any security for the Note or the other Loan Documents; (o) presentment, demand, protest and notice of any kind; (p) any statute of limitations affecting the liability of Indemnitor hereunder or the enforcement hereof; (q) use of cash collateral under Section 363 of the United States Bankruptcy Code; and (r) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any person. Lender may collect from Indemnitor without first foreclosing on the Collateral; and if Lender forecloses on the Collateral, then (A) the amount of the debt may be reduced only by the price for which the Collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Lender may collect from Indemnitor even if Lender, by foreclosing on the Collateral, has destroyed any right Indemnitor may have to collect from Borrower. The foregoing sentence is an unconditional and irrevocable waiver of certain rights and defenses of Indemnitor. This understanding and waiver is made in addition to and not in limitation of any of the other terms and conditions of this Indemnity. These rights and defenses being waived by Indemnitor include, but are not limited to, any rights or defenses based upon deficiency limitation or anti-deficiency, redemption or other similar rights, if any. Indemnitor agrees that the payment or performance of any act which tolls any statute of limitations applicable to the Note or any of the other Loan Documents shall similarly operate to toll the statute of limitations applicable to Indemnitor’s liability hereunder. Without limiting the generality of the foregoing or any other provision hereof, Indemnitor understands that Indemnitor’s duties, obligations and liabilities under this Indemnity are not limited in any way by any information (whether obtained from Borrower, from Indemnitor, or from Lender’s own investigations) which Lender may have concerning the Property and the presence of any Hazardous Materials on the Property. Notwithstanding the foregoing, Indemnitor does not waive (i) the defense of full payment and performance of the obligations under this Indemnity, or (ii) any defense based on Lender's fraud, gross negligence or willful misconduct.

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7.                  ENFORCEABILITY. Indemnitor hereby acknowledges that: (a) the obligations undertaken by Indemnitor in this Indemnity are complex in nature, (b) numerous possible defenses to the enforceability of these obligations may presently exist and/or may arise hereafter, (c) as part of Lender’s consideration for entering into this transaction, Lender has specifically bargained for the waiver and relinquishment by Indemnitor of all such defenses, and (d) Indemnitor has had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type contemplated herein. Given all of the above, Indemnitor does hereby represent and confirm to Lender that Indemnitor is fully informed regarding, and that Indemnitor does thoroughly understand: (i) the nature of all such possible defenses, (ii) the circumstances under which such defenses may arise, (iii) the benefits which such defenses might confer upon Indemnitor, and (iv) the legal consequences to Indemnitor of waiving such defenses. Indemnitor acknowledges that Indemnitor makes this Indemnity with the intent that this Indemnity and all of the informed waivers herein shall each and all be fully enforceable by Lender, and that Lender is induced to enter into this transaction in material reliance upon the presumed full enforceability thereof.

8.                  MISCELLANEOUS.

8.1              Notices. All notices, demands, or other communications under this Indemnity shall e in writing and shall be delivered to the appropriate party at the addresses set forth below (subject to change from time to time by written notice to all other parties to this Indemnity as provided below). All notices, demands or other communications shall be considered as properly given if delivered (i) personally or sent by first class United States Postal Service mail, postage prepaid, (ii) by Overnight Express Mail, (iii) by overnight commercial courier service, charges prepaid or (iv) email with a copy of such notice to follow sent by any method as set forth in (i)–(iii) above. Notices so sent shall be effective three (3) days after mailing, if mailed by first class mail, and otherwise upon delivery or refusal; provided, however, that non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. For purposes of notice, the address of the parties shall be:

Indemnitor:

Stewards, Inc.

4300 N. University Drive, Suite D105

auderhill, FL 33351

Attn: Katy Murless, Vaughan Korte

Email: kmurless@stewards.com; vkorte@stewards.com

Shaun Quin

4300 N. University Drive, Suite D105

Lauderhill, FL 33351

Email: squin@stewards.com

Glen Steward

4300 N. University Drive, Suite D105

Lauderhill, FL 33351

Email: glensteward@stewards.global

Charles R. Abele

1776 Polk Street, Suite 200

Hollywood, FL 33020

Peter J. Jago

1776 Polk Street, Suite 200

Hollywood, FL 33020

With a copy to:

Cozen O’Connor

One Liberty Place

1650 Market Street, Suite 2800

Philadelphia, PA 19103

Attn: Howard Grossman

Email: hgrossman@cozen.com

Lender:

1818 Mezz Lender LLC

c/o CCL Capital

420 Lexington Avenue

Suite 2100

New York, NY 10170

Attn: Adam Budgor

Email: abudgor@cclcapital.com

With a copy to:

Windels Marx Lane & Mittendorf, LLP

156 West 56th Street

New York, New York 10019

Attention: Wayne S. Cook, Jr., Esq.

Email: wcook@windelsmarx.com

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Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of not less than thirty (30) days’ notice to the other party in the manner set forth hereinabove. Notices, demands, and communications provided by legal counsel on behalf of any party to this Indemnity pursuant to this Section 8.1 will be effective as notice by such party provided such notice clearly states that such legal counsel is acting on behalf of such party in connection with such notice, demand and/or communication.

8.2              Attorneys’ Fees And Expenses; Enforcement. If any attorney is engaged by Lender, or one or more other Indemnitees, to enforce or defend any provision of this Indemnity or as a consequence of any default under this Indemnity, with or without the filing of any legal action or proceeding, and including, without limitation, any fees and expenses incurred in any bankruptcy proceeding or in connection with any appeal of a lower court decision (unless on the basis of Lender’s gross negligence, fraud or willful misconduct), then Indemnitor shall immediately pay to Lender, within five (5) Business Days of written demand from Lender, together with reasonable supporting documentation therefor, the amount of all such reasonable attorneys’ fees and expenses and costs actually incurred in connection therewith, including all trial and appellate proceedings in any legal action, suit, bankruptcy or other proceeding, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the Principal Balance of the Note as specified therein. In the event of any legal proceedings, court costs and attorneys’ fees shall be set by the court and not by any jury and shall be included in any judgment obtained by Lender. This provision is separate and several and shall survive merger into judgment.

8.3              Sale of Loan/Securitization. Indemnitor agrees that Lender shall have the right, (i) to sell, assign, pledge or otherwise transfer the Loan or any portion thereof or interest therein to any Person, (ii) to sell participation interests in the Loan to any Person, or (iii) to securitize the Loan or any portion thereof or interest therein in one or more private or public single asset or pooled loan securitizations, as detailed in the Loan Agreement.

8.4              Waiver of Right to Trial By Jury. TO THE EXTENT PERMITTED BY APPLICABLE STATE LAW, EACH PARTY TO THIS INDEMNITY (INCLUDING LENDER BY ACCEPTING THIS INDEMNITY) HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THE LOAN DOCUMENTS INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE LOAN DOCUMENTS (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY PARTY TO THIS INDEMNITY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

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8.5              Severability. If any provision or obligation under this Indemnity shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that provision shall be deemed severed from this Indemnity and the validity, legality and enforceability of the remaining provisions or obligations shall remain in full force as though the invalid, illegal, or unenforceable provision had never been a part of this Indemnity.

8.6              Heirs, Successors and Assigns. Except as otherwise expressly provided under the terms and conditions herein, the terms of this Indemnity shall bind and inure to the benefit of the heirs, executors, administrators, nominees, successors and assigns of the parties hereto.

8.7              Time. Time is of the essence with respect to each and every term herein.

8.8              Governing Law and Consent to Jurisdiction. This Indemnity and any claim, controversy or dispute arising under or related to this Indemnity, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to any conflicts of law principles, except to the extent preempted by federal laws. Indemnitor consents to the jurisdiction of any federal or state court within the State of New York having proper venue and also consents to service of process by any means authorized by New York or federal law.

8.9              Joint and Several Liability. The liability of all Persons obligated in any manner hereunder as an Indemnitor shall be joint and several.

8.10          Headings. All article, section or other headings appearing in this Indemnity are for convenience of reference only and shall be disregarded in construing this Indemnity.

8.11          Defined Terms. Unless otherwise defined herein, capitalized terms used in this Indemnity shall have the meanings attributed to such terms in the Loan Agreement or the Pledge and Security Agreement, as applicable.

8.12          Rules of Construction. The word “Borrower” as used herein shall include both the named Borrower and any other Person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of the named Borrower under the Note and the other Loan Documents. The term “Mortgage Borrower” as used herein shall include the named Mortgage Borrower and any other Person at any time owning the Property or assuming or otherwise becoming primarily liable for all or any of the obligations of Mortgage Borrower under the Mortgage Loan Documents. The term “Person” as used herein shall include any individual, company, trust or other legal entity of any kind whatsoever. If this Indemnity is executed by more than one Person, the term “Indemnitor” shall include all such Persons. The word “Lender” as used herein shall include Lender, its successors, assigns and affiliates.

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8.13          Use of Singular and Plural; Gender. When the identity of the parties or other circumstances make it appropriate, the singular number includes the plural, and the masculine gender includes the feminine and/or neuter.

8.14          Exhibits, Schedules and Riders. All exhibits, schedules, riders and other items attached hereto are incorporated into this Indemnity by such attachment for all purposes.

8.15          Integration; Interpretation. This Indemnity contains the entire agreement of the parties with respect to the matters contemplated hereby and supersedes all prior negotiations or agreements, written or oral. This Indemnity shall not be modified except by written instrument executed by all parties.

8.16          Lender Agreement. Lender’s acceptance of this Indemnity (which shall be evidenced by its making of the Loan) shall be deemed its agreement to all of the terms and provisions herein.

[Signature Page(s) to Follow]

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IN WITNESS WHEREOF, the undersigned have executed this Indemnity as of the date first written above.

INDEMNITOR:

BLOCK 40 HOLDCO LLC,

a Delaware limited liability company

By:

Name: Shaun A. Quin

Its: Authorized Signatory

STEWARDS, INC., a Nevada corporation

By: _________________________________

Name: Shaun A. Quin

Its: CEO

_______________________________________

SHAUN A. QUIN

_______________________________________

GLEN STEWARD

_______________________________________

charles r. abele

_______________________________________

peter j. jago

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EXHIBIT A

Legal Description

ALL THAT CERTAIN LOT OR PARCEL OF LAND SITUATE IN THE COUNTY OF BROWARD, STATE OF FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL 1:

LOTS 1, OF BLOCK 40, HOLLYWOOD, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 1, PAGE 21, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA.

PARCEL 2:

LOTS 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13 AND 14, OF BLOCK 40, HOLLYWOOD, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 1, PAGE 21, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA.

LESS AND EXCEPT THEREFROM THAT CERTAIN PROPERTY CONVEYED TO THE CITY OF HOLLYWOOD BY THAT CERTAIN DEED RECORDED IN OFFICIAL RECORDS BOOK 3476, PAGE 399, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF LOT 6, BLOCK 40, OF THE SUBDIVISION OF THE TOWN OF HOLLYWOOD, ACCORDING TO THE PLAT RECORDED IN PLAT BOOK 1, AT PAGE 21, IN THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA; RUN EAST ON AND ALONG THE SOUTH LINE OF LOTS 6, 7 AND 8 FOR A DISTANCE OF 65.36 FEET TO THE POINT OF BEGINNING. SAID POINT OF BEGINNING BEING THE POINT OF CURVATURE OF A CURVE CONCAVE TO THE NORTHWEST AND HAVING THE FOLLOWING PROPERTIES: R=30.0 FEET, DELTA=123 DEGREES 06 MINUTES 46 SECONDS, ARC LENGTH=64.46 FEET; THENCE RUN NORTHEASTERLY ON SAID CURVE FOR A DISTANCE OF 64.46 FEET TO THE POINT OF INTERSECTION WITH THE EAST PROPERTY LINE OF LOT 8 OF SAID BLOCK 40. THENCE RUN SOUTHEASTERLY ON THE EAST LINE OF LOT 8, SAID EAST LINE BEING A CURVE HAVING THE FOLLOWING PROPERTIES: R=492.0 FEET, DELTA=9 DEGREES 52 MINUTES 51 SECONDS, ARC LENGTH=84.85 FEET, EXTENDED TO A POINT OF INTERSECTION WITH THE SOUTH LINE OF LOTS 6, 7 AND 8 EXTENDED EASTERLY; THENCE RUN WESTERLY ON AND ALONG THE EXTENSION OF LOTS 6, 7 AND 8 TO THE POINT OF BEGINNING.

PARCEL 3:

THAT CERTAIN 13.00 FOOT ALLEY LYING IN BLOCK 40, HOLLYWOOD, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 1, PAGE 21, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, AS VACATED AND MORE PARTICULARLY DESCRIBED BY THAT CERTAIN ORDINANCE NO. 0-2005-16 RECORDED IN OFFICIAL RECORDS BOOK 47110, PAGE 253, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA

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